CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenue
Rent	$ 101	$ 101	$ 98
Total Revenues	101	101	98
Operating expenses
Operating Expenses	77	72	61
Corporate general and administrative	360	396	418
Total Operating Expenses	437	468	479
Operating loss	(336)	(367)	(381)
Other income (expense)
Interest income (including $212 and $226 for the year ended 2021 and 2020 from related parties)	220	242	257
Interest expense	(5)	(12)	(15)
Other income (expense), net	191	85	199
	406	315	441
Net income (loss) from continuing operations	70	(52)	60
Net income (loss) from discontinued operations
Gain (loss) from discontinued operations		(170)	(2,412)
		1,968	(2,412)
Net income (loss) applicable to common shares	$ 70	$ 1,916	$ (2,352)
Net income (loss) per common share-basic and diluted	$ 0.01	$ 0.37	$ (0.46)
Weighted average common and equivalent shares outstanding - basic	5,132	5,132	5,132